Driving Operational Excellence Jim Davis Senior Vice President, Operations November 5th, 2014

| 2 Safe Harbor Disclosure The statements in this presentation which are not historical facts may be forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date that they are made and which reflect management’s current estimates, projections, expectations or beliefs and which involve risks and uncertainties that could cause actual results and outcomes to be materially different. Risks and uncertainties that may affect the future results of the Company include, but are not limited to, adverse results from pending or future government investigations, lawsuits or private actions, the competitive environment, changes in government regulations, changing relationships with customers, payers, suppliers or strategic partners and other factors discussed in the Company's most recently filed Annual Report on Form 10-K and in any of the Company's subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including those discussed in the “Business,” “Risk Factors,” “Cautionary Factors that May Affect Future Results” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of those reports.

| 3 Cost Excellence Driving Operational Excellence Organization Information Technology Billing Laboratory Procurement Service Delivery Superior Customer Experience Analytic Transparent Seamless Convenient

| 4 6 Flagship Programs Opportunity Targeted Run Rate Organization Excellence Simplify organization structure & reduce management layers $80M IT Excellence Standardize & simplify systems & reduce fixed costs $65M Procurement Excellence Reduce unit cost & improve total cost of ownership $150M Service Excellence Automate processes & leverage scale across enterprise $65M Lab Excellence Optimize capacity & facility footprint, automate processes & apply lean manufacturing principles $150M Billing Excellence Reduce bad debt & improve collections efficiency $90M TOTAL $600M Invigorate’s 6 Flagship Programs all Drove Significant Savings and Improved Performance Across the Customer Value Chain 1 2 3 4 5 6

| 5 $200 $500 $700 2012 2013 2014F Delivering Run-Rate Savings $’s in Millions Track Record of Cost Excellence 6 Flagship Programs Organization Excellence IT Excellence Procurement Excellence Service Excellence Lab Excellence Billing Excellence

| 6 Converge 22,000 sqft Cambridge 130,000 sqft Athena 32,000 sqft UMass 50,000 sqft Wallingford 87,000 sqft TOTAL 321,000 SQ FT Building the Lab of the Future to Serve New England

| 7 Building the Lab of the Future to Serve New England Cost Per Test Converge 22,000 sqft Cambridge 130,000 sqft Athena 32,000 sqft UMass 50,000 sqft Wallingford 87,000 sqft Quality TOTAL 204,000 SQ FT REDUCTION 36% MARLBOROUGH LAB

| 8 61 CENTERS 41 SYSTEMS 4,272 FTEs 16 38 3,112 74% 7% 27% 2011 2014 Centralized into National Centers in Kansas, Florida and Pennsylvania Standardizing and enhancing tools and technology Benefitting from increased self-service tools Consolidated Contact Centers Improve Quality and Efficiency

| 9 Supply Chain Management $25M Platform Standardization Women’s Health HIV Auto-Chemistry $60M Pre-Analytic Consumables Standard Specification SKU Reduction Global Sourcing Supplier Engagement Design Feedback Reliability and Uptime Reagent Utilization 20 Suppliers 6 Summits 2 Development Programs

| 10 Identifying Key Opportunities to Meet our New $600M Goal $600M • Process • Data • Systems Standardizing the Model • eOrder • eBill • ePickup • eCare • eResult eEnabling Services • ezPay • Notification • Open Balance • Upfront Payment • Convenient Options Getting Paid for What We Do Changing How We Operate

| 11 Standardization of Process, Information Technology and Equipment Seamless Flow From Patient Draw To Final Result Enabled by Standard Systems, Technology and Process Information & Data Multiple Lab Systems Limits ability to move specimens Disconnected client, test and patient data Standardize Enterprise core platform One Operational Data View to serve Internal and External needs Equipment & Platforms Automation and Testing Ten largest labs at various levels of automation Limits scale and standardization Standard Platform, Full Automation Expand robotic solutions to take full advantage of scale as we consolidate Process & Workflow Non-Standard Workflow Multiple Lab systems and workflows increase complexity of draw and labeling down to the test tube level Standard Workflow, Common Supplies Redesign process around standard systems and automation and extend into client workflow

| 12 eEnablement Brings Convenience, Quality and Efficiency Too Many! Paper Orders >15k Pickup Calls >15k Results Calls >5M Pages Printed/Faxed Too High! Invoicing Costs

| 13 Getting Paid for What We Do Today Test Ordering Payment for Service New Test Introduction Tomorrow Uncertain medical coverage Uncertainty on patient payment Known medical coverage Patient acknowledgment to pay Voluntary upfront payments Estimated charges Real-time adjudication Payment at time of service Miscellaneous codes Undefined payer policies Uncertain payments Defined coding Positive medical coverage Value-based payments

| 14 Building a Superior Customer Experience & Lowering Cost Organization Information Technology Billing Laboratory Procurement Service Delivery Cost Excellence $600M Over Three Years Superior Customer Experience Analytic Transparent Seamless Convenient

| 15 Key Takeaways Track record of cost excellence Prior focus was on consolidating footprint and supply chain management Future focus on standardization and e-enablement Building a superior customer experience and lowering cost